UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2020
________________________________________________________________________________
RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________________________________________

Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street
Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code)
(781) 522-3000

(Former name or former address, if changed since last report)
____________________________________________________________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)
Floating Rate Notes due 2020	RTX 20B	New York Stock Exchange
(CUSIP 75513E AA9)
____________________________________________________________________________________________________________________________________________________________________________________

Item 8.01. Other Events.

Raytheon Technologies Corporation (formerly known as United Technologies Corporation) (“RTC” or the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Raytheon Company, a Delaware corporation (“Raytheon”), and pro forma financial information reflecting the Separation, the Distributions and the Merger (all as defined below). As previously reported, on April 3, 2020, the Company completed the previously announced separation of its business into three independent, publicly traded companies – Carrier Global Corporation (“Carrier”), Otis Worldwide Corporation (“Otis”) and the Company (the “Separation”). The Separation was effected by the distributions (the “Distributions”) of all of the outstanding shares of common stock of Carrier and all of the outstanding shares of common stock of Otis to the Company’s shareowners who held shares of the Company’s common stock as of the close of business on March 19, 2020. Also as previously reported, on April 3, 2020, following the completion of the Distributions and pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of June 9, 2019, and amended as of March 9, 2020, by and among the Company, Light Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Raytheon, Merger Sub merged with and into Raytheon (the “Merger”), with Raytheon surviving the Merger as a wholly owned subsidiary of the Company. At the effective time of the Merger, the Company changed its name to “Raytheon Technologies Corporation”. For certain additional information relating to the completion of the Separation, the Distributions and the Merger, please refer to the Current Report on Form 8-K filed by the Company on April 8, 2020.

Included in this Current Report on Form 8-K are (a) the unaudited consolidated balance sheets of Raytheon as of March 29, 2020 and December 31, 2019, and the related unaudited consolidated statements of operations, comprehensive income, equity and cash flows for the quarterly periods ended March 29, 2020 and March 31, 2019, including the related notes, which are attached hereto as Exhibit 99.1 and incorporated by reference herein and (b) the unaudited pro forma combined financial information of RTC reflecting the Separation, the Distributions and the Merger, including the unaudited pro forma combined balance sheet as of March 31, 2020 and the unaudited pro forma combined statement of operations for the quarterly period ended March 31, 2020, which are attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited consolidated balance sheets of Raytheon as of March 29, 2020 and December 31, 2019, and the related unaudited consolidated statements of operations, comprehensive income, equity and cash flows for the quarterly periods ended March 29, 2020 and March 31, 2019, including the related notes, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of RTC reflecting the Separation, the Distributions and the Merger, including the unaudited pro forma combined balance sheet as of March 31, 2020 and the unaudited pro forma combined statement of operations for the quarterly period ended March 31, 2020, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

99.1	Unaudited consolidated financial statements (and notes thereto) of Raytheon Company as of March 29, 2020 and December 31, 2019 and for the quarterly periods ended March 29, 2020 and March 31, 2019

99.2	Unaudited pro forma combined financial information of RTC as of March 31, 2020 and for the quarterly period ended March 31, 2020

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION

Date:	May 7, 2020	By:	/s/ Anthony F. O’Brien
Name: Anthony F. O’Brien
Title: Executive Vice President and Chief Financial Officer

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